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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 3, 2006

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                            CENTURY ALUMINUM COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-27918                  13-3070826
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

             2511 GARDEN ROAD
          BUILDING A, SUITE 200
           MONTEREY, CALIFORNIA                                93940
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(Address of principal executive offices)                    (Zip Code)


                                 (831) 642-9300
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

         On April 3, 2006, Century Aluminum Company (the "Company") issued a press release announcing the acceleration of the further expansion of its aluminum smelter in Grundartangi, Iceland from 220,000 metric tons per year ("mtpy") to 260,000 mtpy. The Company announced that the additional expansion should be completed by the fourth quarter of 2007. The Company had previously announced that power for the additional expansion was expected in late 2008. The Company expects that the expansion from 220,000 mtpy to 260,000 mtpy should cost approximately $3,000 per metric ton of expansion capacity, or approximately $120 million for the additional expansion.

         The information in this Form 8-K and Exhibit 99.1 attached hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (C) EXHIBITS

         The following exhibit is being furnished with this report pursuant to
Item 7.01:

Exhibit Number                Description
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    99.1              Press Release, dated April 3, 2006, announcing the
                      Company's acceleration of the further expansion of its aluminum smelter in Grundartangi, Iceland from 220,000 metric tons per year to 260,000 metric tons per year by the fourth quarter of 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CENTURY ALUMINUM COMPANY

Date: April 4, 2006                    By: /s/ Michael Bless
                                           ------------------------------------
                                           Name:  Michael Bless
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                Description
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     99.1                 Press Release, dated April 3, 2006, announcing the
                          Company's acceleration of the further expansion of its aluminum smelter in Grundartangi, Iceland from 220,000 metric tons per year to 260,000 metric tons per year by the fourth quarter of 2007.


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